Exhibit 99-1

         THIS AGREEMENT IS SUBJECT TO ARBITRATION PURSUANT TO THE SOUTH
                        CAROLINA UNIFORM ARBITRATION ACT

STATE OF SOUTH CAROLINA    )
                           )        AMENDED AND RESTATED
COUNTY OF CHARLESTON       )        EMPLOYMENT AGREEMENT


         THIS AMENDED AND RESTATED EMPLOYMENT AGREEMENT (as amended and restated, hereinafter referred to as the "Agreement") made and entered into as of this 14th day of August, 2008, by and among Southcoast Community Bank, (hereinafter the "Bank"), Southcoast Financial Corporation (the "Company") and
L. Wayne Pearson (hereinafter referred to as the "Employee").

         WHEREAS, the Bank, the Company and the Employee entered into an Employment Agreement dated as of August 12, 2003 (the "Original Agreement"); and

         WHEREAS, the Bank, the Company and the Employee desire to amend the Original Agreement in compliance with the recently enacted Internal Revenue Code
Section 409A and associated federal regulations; and

         WHEREAS, the Original Agreement contained the following Recitals, which the parties hereby reaffirm:

                                   RECITALS:

         A. The Employee is presently employed as the President and Chief Executive Officer of the Bank and serves as Chairman and Chief Executive Officer of the Company.

         B. The Employee has obtained substantial senior financial management experience throughout his career, and can be expected to make substantial contributions to the financial success of the Bank and the Company and to contribute to the growth and development of the Bank and the Company through his extensive knowledge and experience in the business, affairs, and management of financial organizations such as the Bank and the Company.

         C. The Bank and the Company consider the retention of the Employee in their service to be in their best interests in order to insure and contribute to the continuity of management of the Bank and the Company and to insure and contribute to the future progress and financial success of the Bank and the Company.

         D. The Bank and the Company recognize that in order to retain the Employee's services, they must offer him compensation, benefits and termination rights which executives of comparable background, experience, ability and expertise receive for such an executive position with a business organization of similar size and complexity.

         E. None of the conditions or events included in the definition of the term "golden parachute payment" that is set forth in section 18(k)(4)(A)(ii) of the Federal Deposit Insurance Act (12 U.S.C. 1828(k)(4)(A)(ii)) and in Federal Deposit Insurance Corporation Rule 359.1 (f)(1)(ii) (12 CFR 359.1(f)(1)(ii)) exists or, to the best knowledge of the Company and the Bank, is contemplated; and

         WHEREAS, the parties desire to amend and restate this Agreement setting forth the terms and conditionsof the employment relationship among the Bank, the Company and the Employee.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein set forth, the parties hereto amend and restate the Original Agreement, as follows:

         1. Employment. The Bank and the Company each hereby employ the Employee in a principal executive and managerial capacity as an officer having the titles of President of the Bank and Chairman of the Company and Chief Executive Officer of each, and the Employee hereby accepts such employment upon the terms and conditions hereinafter set forth.

         2. Term. The initial term of this Agreement shall be for three (3) years beginning on the date of execution hereof. At the end of each day, the term of this Agreement shall be automatically extended for one additional day,


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

unless the Employee is terminated or unless any party gives written notice to the other that the term of this Agreement will not be so extended. References in this Agreement to the term of this Agreement refer to the initial term and any extended term.

         3. Compensation. The basic annual salary which the Bank shall pay to the Employee for his services shall be not less than $333,505, payable in equal installments not less than monthly during the term of this Agreement. The Board of Directors of the Bank shall review the basic annual salary at least annually and may provide for increases in its sole discretion. The Employee shall also be eligible for additional performance based compensation as determined by the Bank. To the extent not paid by the Bank, the compensation provided for in this Agreement shall be paid by the Company.

         4. Benefits. In addition to the basic compensation hereinabove set forth, the Bank agrees to pay or supply the following benefits:

         (a) Life Insurance. The Bank shall provide Employee with the life insurance benefits provided on Schedule A hereto.

         (b) Health Insurance. The Bank shall provide the Employee with such health and dental insurance benefits as may hereafter be made available to other executive officers of the Bank.

         (c) Disability. The Bank shall provide the Employee with disability insurance in an amount equal at all times to not less than one-half of his annual base salary.

         (e) Retirement and Employee Benefit Plans. The Employee shall be entitled to participate in any plan adopted by the Bank or the Company relating to stock options, stock appreciation rights, stock purchases, pension, thrift, profit sharing, bonus, performance award and incentive compensation, group life insurance, medical insurance, education and other retirement or employee benefits that the Bank or the Company may have already established, or may hereafter adopt, for the benefit of the executive employees of the Employee's class or all employees of the Bank or the Company, including executive employees of the Employee's class.

          (f) Disability/Salary Continuation. The Bank shall continue to pay the Employee his full salary then in effect and continue all benefits then in effect for a period of one year after the Date of Termination (as hereafter defined) in the event of the Employee's Disability. "Disability" shall mean, that because of a medically determinable physical or mental impairment that can be expected to result in death or that can be expected to last for a continuous period of at least 12 months, (x) the Employee is unable to engage in any substantial gainful activity, or (y) the Employee is receiving income replacement benefits for a period of at least three months under an accident and health plan of the Bank. Determination of disability may be made either by the Social Security
Administration or by the provider of an accident or health plan covering employees of the Bank, provided that the definition of disability applied under such plan complies with the requirements of subsections 4(f)(i) or (ii) above. Upon request of the Company or the Bank, the Executive must submit proof to the Company or the Bank of the Social Security Administration's or provider's determination. For purposes of this Agreement, "accident and health plan" shall be interpreted as such phrase is used in Treas. Reg. ss. 1.409A-3(i)(4).

         (g) Other Benefits. The Bank shall provide the Employee all other remunerations and fringe benefits as are available to executive officers of the Bank, and any other benefits commensurate with the responsibility of and functions performed by the Employee under this Agreement.

         (h) Payment of Shortfall by Company. To the extent not provided by the Bank, the compensation and benefits set forth in this Section 4 will be provided by the Company.

         5. Duties. The Bank and the Company recognize the managerial and executive ability of the Employee, and in recognition of those abilities, the Bank has designated the Employee as its President and Chief Executive Officer and the Company has designated the Employee as its Chairman and Chief Executive Officer, which titles carry with them the duties as specified in the bylaws of the Bank and the Company. In this capacity, the Employee is granted such authority and is responsible for such executive duties as are commensurate with the authority being exercised and duties being performed by the Employee immediately prior to the date of the execution hereof and as may hereafter be designated by the Boards of Directors of the Bank or the Company. The Employee shall perform his duties in accordance with such reasonable standards established from time to time by the Boards of Directors of the Bank and the Company. In the performance of his duties, the Bank and/or the Company will continue to make available to the Employee offices, secretarial and other assistance, facilities and amenities commensurate with his position and duties, but in no event less than those furnished at the time this Agreement is executed.

         6.  Termination of Employment.

               (a) Termination by the Company and the Bank.

                    (i) Termination for Cause.  The Employee shall be subject to
               Termination for Cause. As used in this Agreement, "Termination for Cause" shall mean termination on account of the following acts:

                         (A) the breach by Employee of any material provision of
                    this Agreement, provided that the Bank or the Company gives the Employee written notice of such breach and such breach is not cured within thirty (30) days thereafter;

                         (B) the willful and  continued  failure by the Employee
                    to substantially perform his duties under this Agreement (other than the Employee's inability to perform, with or without reasonable accommodation, resulting from his incapacity due to physical or mental illness or impairment), after a demand for substantial performance is delivered to him by the Bank or the Company, which demand specifically identifies the manner in which the Employee is alleged to have not substantially performed his duties;

                         (C) the willful  engaging by the Employee in misconduct
                    (criminal,   immoral  or  otherwise)   which  is  materially
                    injurious to the Bank or the Company;

                         (D) the Employee's conviction of a felony;

                         (E) the commission by the Employee in the course of his
                    employment of an act of fraud, embezzlement, theft or proven dishonesty, or any other illegal act or practice, which would constitute a felony, (whether or not resulting in criminal prosecution or conviction), or any act or practice which has resulted in the Employee's becoming unbondable under the Bank's "banker's blanket bond;"


                         (F) failure by the Employee to comply with clear provisions of law and regulations applicable to the Bank or the Company which is materially injurious to the Bank or the Company; or


                         (G) removal or permanent prohibition from participating
                    in the affairs of the Bank by an order or consent issued under Section 8(e)(4) or (g)(1) of the Federal Deposit Insurance Act.

         Required Procedures for Termination for Cause. The decision of the Bank or the Company to terminate the Employee's employment for Cause shall be made in the following manner. The Board of Directors of the terminating entity, excluding the Employee, or a committee thereof, shall review the acts constituting Cause. The Employee shall be given notice of the acts constituting Cause. The full Board of Directors of the terminating entity, excluding the Employee, shall review completely the evidence and justification for such termination. The Employee shall be given an opportunity to be heard in order to rebut the existence of such acts. Thereafter, termination shall be voted upon by the full Board of Directors of the terminating entity, excluding the Employee, by roll call vote. The Employee shall be so terminated upon a vote of not less than two-thirds (2/3) of all members of the Board of Directors of the terminating entity, excluding the Employee. The Board of Directors of the terminating entity shall give the Employee written Notice of Termination and specify an effective date of termination in such Notice of Termination. The
Employee may be suspended, with pay, by the Board of Directors of the terminating entity prior to or subsequent to the notice to the Employee. Any termination not meeting these requirements shall not be a Termination for Cause under this Section 6(a)(i).

         Effect of Termination for Cause. The Employee shall have no right to receive from the Bank or the Company, and shall not receive from the Bank or the Company, any compensation or other benefits provided for herein or otherwise provided by the Bank or the Company for any period after the Date of Termination for Cause. Notwithstanding the foregoing provisions of this paragraph, no Termination for Cause shall affect vested rights of the parties hereto.

               (ii) Termination Other Than For Cause.

                         (A) The Employee's  employment may be terminated at any
                    time for any reason or for no reason in the sole discretion of the Company or the Bank.

                         Compensation  and  Benefits to be  provided.  Except as
                    otherwise limited herein or as otherwise limited by the regulations of the Federal Deposit Insurance Corporation, the Bank or the Company agrees that, in the event of its termination of the Employee's employment other than for Cause prior to the expiration of the term of this Agreement, pursuant to this Subsection 6(a)(ii)(A), the Employee shall be entitled to (1) Employee's Full Annual Compensation (as hereinafter defined), and (2) the Benefits provided for in Subsection 6(a)(ii)(D) of this Agreement, as such Full Annual Compensation and Benefits are in effect immediately prior to termination, for the remaining term of this Agreement, unless the Employee shall become disabled as described in Subsection 4(f) hereof, in which case the provisions of Subsection 4(f) shall apply. Compensation to be paid pursuant to this Subsection 6(a)(ii)(A) and Benefits required to be paid in cash pursuant to Subsection 6(a)(ii)(D) shall be paid in equal monthly installments over the remaining term of this Agreement.

                         (B) Any resignation by the Employee with a Date of Termination (as defined in Subsection 6(d)) at any time within 24 months following a Change in Control of the Bank or the Company (as hereinafter defined) shall constitute an involuntary termination of employment by the Bank and the

                    Company other than Termination for Cause and shall entitle Employee to the compensation and benefits provided for in this Subsection 6(a)(ii)(B), but only if such resignation is preceded by one or more of the following events that occurs after the Change in Control: (1) a material decrease in Employee's base compensation provided for under this Agreement; (2) any material decrease, or series of decreases which taken as a whole are material, in the nature or scope of the Employee's duties, responsibilities and authorities, without the written consent of the Employee as to each and every such decrease, from the greater of those duties, responsibilities or authorities being exercised and performed by the Employee immediately prior to the date of the Change in Control; (3) any attempt by the Bank or the Company to relocate the Employee to a location outside of Mount Pleasant, South Carolina without his written consent thereto given not more than one (1) year prior thereto; or
                    (4) any other action or inaction that constitutes a material breach of this Agreement by the Company or the Bank.
                    Employee's termination of his employment for any of the foregoing reasons shall constitute termination of employment for "Good Reason."

                         Notice  and Cure  period.  In order for the  Employee's
                    resignation for Good Reason to constitute an involuntary termination of employment by the Bank or the Company, the Employee must give a Notice of Termination to the Company or the Bank setting forth the existence of one or more of the conditions described above in this Subsection 6(a)(ii)(B) within 90 days after the initial existence of the condition, and the Company and the Bank shall have 30 days thereafter to remedy the condition.

                         Compensation   and   Benefits  to  be   provided.   The
                    compensation and benefits which shall be paid and provided, respectively, to the Employee pursuant to this Subsection 6(a)(ii)(B) shall be (1) three (3) times the Employee's Full Annual Compensation, plus (2) the Benefits provided for in Subsection 6(a)(ii)(D) of this Agreement for a period of three (3) years after the Date of Termination. Compensation and benefits required to be paid or furnished pursuant to this Subsection 6(a)(ii)(B) shall be reduced by compensation paid and benefits furnished to the Employee between the effective date of the Change in Control and the Date of Termination. Compensation to be paid pursuant to this Subsection 6(a)(ii)(B) shall be paid in a lump sum within five (5) business days after the Date of Termination and shall not be reduced to account for the time value of money or discounted to present value. Benefits to be paid or provided pursuant to this Subsection 6(a)(ii)(B) shall be paid or provided as set forth in Subsection 6(a)(ii)(D).

                                    The  payments to be made and the benefits to
                           be provided pursuant to this Subsection 6(a)(ii)(B) shall be made and provided notwithstanding any other employment obtained by Employee.

                                    (C) "Full  Annual  Compensation"  as used in
                           this  Subsection  6(a)(ii)  shall mean (1) Employee's


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

                           basic annual salary on the Date of Termination or, if greater and following a Change in Control, Employee's basic annual salary immediately prior to the Change in Control, plus (2) the average of any bonuses and other non-equity compensation paid for the three calendar years immediately preceding the Date of Termination.

                                    (D) In every  case  where  the  Employee  is
                           entitled to receive benefits in accordance with this Subsection 6(a)(ii), "Benefits" shall mean and be limited to life insurance, health and dental insurance, and disability insurance as in effect immediately preceding the Date of Termination or, if greater, immediately preceding the effective date of a Change in Control, and shall also mean the pre-tax cash value of all retirement plan contributions made by the Company or the Bank for the benefit of the Employee for the calendar year immediately preceding the Date of Termination. Such Benefits may, at the option of the Bank, the Company or any successor thereto, be provided by (1) a continuation of the Benefits without diminution, (2) substitution of other policies, plans, goods or services affording substantially identical coverage or value, or (3) cash payment in the amount it would cost to provide the policies, plans, goods or services affording substantially identical coverage or value to the Employee.

                                    (E)  "Change in  Control" of the Bank or the
                           Company means: (x) a "change in ownership:" a change in ownership of the Company or the Bank occurs on the date any one person or group acquires ownership of


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

                           the Company's or the Bank's stock constituting more than 50% of the total fair market value or total voting power of the Company's or the Bank's stock;
                           (y) a "change in effective control:" a change in effective control occurs on the date either (1) any one person, or more than one person acting as a group, acquires within a 12-month period ownership of the Company's or the Bank's stock possessing more than 50% of the total voting power of the Company's or the Bank's stock, or (2) a majority of the Company's board of directors is replaced during any 12 month period by directors whose appointment or election is not endorsed in advance by a majority of the Company's board of directors; or (z) a "change in ownership of a substantial portion of assets:" a change in ownership of a substantial portion of the Company's or the Bank's assets occurs if in a 12-month period any one person or more than one person acting as a group acquires from the Company or the Bank assets having a total gross fair market value equal to or exceeding 50% of the total gross fair market value of all of the Company's or the Bank's assets immediately before the acquisition or acquisitions. For this purpose, "gross fair market value" means the value of the Company's or the Bank's respective assets, or the value of the assets being disposed of, determined without regard to any liabilities associated with the assets.

     (b) Termination by Employee. The Employee's employment may be terminated by Employee at any time by Employee's giving written Notice of Termination to the Bank and the Company not less than ninety (90) days prior to the Date of Termination. In the event of such termination by the Employee, other than under circumstances constituting Good Reason under Subsection 6(a)(ii)(B), the Bank and the Company shall be obligated only to continue to compensate and provide the benefits hereunder to Employee up to the Date of Termination. This provision shall not be interpreted as in any manner whatsoever limiting the vested rights of the Employee under any other agreement between the Employee and the Bank or the Company, including, without limitation, any retirement, deferred compensation, or fringe benefit agreement, whether or not such agreements are in existence at the time of the execution hereof.

     (c) Required Suspension and Termination Provisions. Notwithstanding any other provision of this Agreement, the following provisions are included in this Agreement concerning its suspension and termination.

          (i) If the Employee is suspended or temporarily prohibited from participating in the Bank's affairs by a notice served under 12 U. S. C.
     Section 1818(e)(3) or (g)(1), the Bank's obligations under this Agreement shall be suspended as of the date of service unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank or the Company may in its discretion (i) pay the Employee all or part of the compensation withheld while the obligations under this Agreement were suspended and (ii) reinstate (in whole or in part) any of such obligations which were suspended.

          (ii) If Employee is removed and/or permanently prohibited from participating in the affairs of the Bank by an order issued under 12 U.S.C. ss. 1818(e)(4) or (g)(1), all obligations of the Bank and the Company under this Agreement shall terminate as of the effective date of the order.

          (iii) If the Bank is in default (as defined in 12 U. S. C. Section 1813(x)(1)), all obligations of the Bank and the Company under this Agreement shall terminate as of the date of default.

          (iv) Any payments made to the Employee pursuant to this Agreement, or otherwise, are subject to and conditioned upon their compliance with 12 U.S.C. Section 1828(k) or any successor provision thereof and any regulations promulgated thereunder.

         Notwithstanding the provisions of this Subsection 6(c), no suspension or termination pursuant to this Subsection 6(c) shall affect vested rights of the parties hereto.

          (d) Date of Termination. "Date of Termination" shall mean:

               (i) if the Employee's employment is terminated by reason of his death, his date of death;

               (ii) if the Employee's employment is terminated for Disability, thirty (30) days after Notice of Termination is given (provided that the Employee shall not have returned to the performance of his duties as provided under Section 4(f) hereof);

               (iii) if the Employee's employment is terminated for Cause, the date specified in the Notice of Termination;

               (iv) if the Employee's employment is terminated for Good Reason pursuant to Subsection 6(a)(ii)(B), the 31st day following the date of Employee's notice to the Bank of the existence of a condition constituting a reason for termination under that subsection, if the Bank shall have failed to remedy the condition by the end of the 30th day following the date of Employee's notice; or

               (v) if the Employee's employment is terminated by action of either party for any other reason, the date specified in the Notice of Termination; provided, however, that if within thirty (30) days after any such Notice of Termination is given under this Subsection 6(d)(v), the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be the date on which the dispute is finally resolved, either by mutual written agreement of the parties, or by a final judgment, order or decree of an arbitrator, a panel of arbitrators or a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal having been perfected).

               (e) Notice of Termination. "Notice of Termination" shall mean a written notice which shall include the specific termination provision under this Agreement relied upon, and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Employee's employment. Any purported termination of the Employee's employment hereunder by action of either party shall be communicated by delivery of a Notice of Termination to the other party, except in the event of Employee's death.

         7. Relocation. The Bank and the Company hereby agree that the Employee shall not be required to relocate his residence at any time during the term of this Agreement without the Employee's written consent thereto given not less than one (1) year prior thereto. Furthermore, Employee shall continue to make his primary business headquarters in Mount Pleasant, South Carolina.

         8. Confidentiality.

               (a) The Employee recognizes that his activities on behalf of the Bank and the Company require considerable responsibility and trust. Relying on the ethical responsibilities and undivided loyalty of the Employee, the Bank, the Company and their subsidiaries have and will entrust the Employee with highly sensitive confidential, restricted and proprietary information involving Confidential Information (as defined below).

         (b) For the purposes of this Agreement, "Confidential Information" means any data or information, that is material to the Bank, the Company or the subsidiaries of the Bank or the Company, and not generally known by the public. To the extent consistent with the foregoing definition, Confidential Information includes (without limitation): (i) the profit and performance reports, pricing policies, training manuals, marketing and pricing procedures, financing methods of the Bank, the Company or the subsidiaries of the Bank or the Company, and all other business records of the Bank, the Company or the subsidiaries of the Bank or the Company; (ii) the identities of the customers of the Bank, the Company or the subsidiaries of the Bank or the Company, their specific demands, and their current and anticipated requirements for the products and services of the Bank, the Company or the subsidiaries of the Bank or the Company; (iii) the business plans and internal financial statements and projections of the Bank, the Company or the subsidiaries of the Bank or the Company; and (iv) the specifics of any specialized products or services the Bank, the Company or the subsidiaries of the Bank or the Company may offer or provide to its customers.

         (c) The Employee recognizes the proprietary and sensitive nature of the Bank's, the Company's and their subsidiaries' Confidential Information. The Employee agrees to abide by all of the Bank's, the Company's and their subsidiaries' rules and procedures designed to protect their Confidential Information and to preserve and maintain all such information in strict confidence during the Employee's employment by the Bank or the Company and as long thereafter as the Confidential Information remains, in the sole opinion of the Bank, the Company and their subsidiaries, proprietary and confidential to the Bank, the Company and their subsidiaries. The Employee agrees not to use, disclose or in any other way use or disseminate any Confidential Information to any person not properly authorized by the Bank, the Company or their subsidiaries.

         9. Return of Materials. Upon the request of the Bank or the Company, and in any event, upon the termination of the Employee's employment, the Employee must return to the Bank, the Company and their subsidiaries and leave at the disposal of the Bank, the Company and their subsidiaries, all memoranda, notes, records, and other documents or electronic files pertaining to the business of the Bank, the Company and their subsidiaries, or the Employee's specific duties for such entities (including all copies of such materials). The Employee must also return to the Bank, the Company and their subsidiaries, and leave at the disposal of the Bank, the Company and their subsidiaries, all materials involving any Confidential Information of the respective entities.

         10. Implementation. The covenants contained herein shall be construed as covenants independent of one another, and as obligations distinct from any other contract between the Employee and the Company or the Bank. Any claim the Employee may have against the Company or the Bank shall not constitute a defense to enforcement by the Company or the Bank of this Agreement. The covenants made by the Employee herein shall survive termination of the Employee's employment, regardless of who causes the termination and under what circumstances.

         11. Restrictive Covenants. In consideration of the Bank's and the Company's employment of the Employee and the compensation and benefits provided hereby, which compensation and benefits the Employee acknowledges are greater than those to which he was entitled prior to the effective date of this Agreement, the Employee agrees that in addition to any other limitation: (i) for a period of twelve (12) months after the termination of his employment by the Employee, other than for Good Reason pursuant to Subsection 6(a)(ii)(B), or (ii) during the continuation of compensation payments pursuant to Subsection 6(a)(ii)(A) above, whichever is later, he will not, within a twenty-five (25) mile radius of any operating office of the Company, the Bank or any of their subsidiaries, manage, operate or be employed by, participate in, or be connected in any manner with the management, operation, or control of any banking business whether or not carried on by a bank. The Employee further agrees, that for a period of twelve (12) months after the termination of his employment hereunder by the Employee, other than for Good Reason pursuant to Subsection 6(a)(ii)(B), or the completion of compensation payments pursuant to Subsection 6(a)(ii)(A) above, whichever is later, he will not solicit the business or patronage, directly or indirectly, from any customers of the Bank or its subsidiaries (or any other office of the Company or of a subsidiary of the Company if Employee shall have been employed and located at such office), and the Employee will not seek to or assist others to persuade any employee of the Bank, the Company or any of their subsidiaries engaged in similar work or related to the Bank's, the Company's or any of their subsidiaries' work to discontinue employment with the Bank, the Company or any of their subsidiaries or seek employment or engage in any business of the Bank, the Company or any of their subsidiaries. Furthermore, the Employee will not communicate to any person, firm or corporation any information related to customer lists, prices, secrets or other Confidential
Information which he might from time to time acquire with respect to the business of the Bank, the Company, or their subsidiaries, or any of their affiliates. The Employee agrees to disclose the contents of this Agreement to any subsequent employer for a period of twelve (12) months following termination of his employment hereunder, the termination of this Agreement or completion of compensation payments pursuant to Subsection 6(a)(ii)(A) above, whichever is later.

         12. Non-Disparagement. Neither the Employee nor the Company or the Bank will disparage, portray in a negative light, or make any statement which would be harmful to, or lead to unfavorable publicity for, any of the Employee, the Company or the Bank, or any of its or their current or former directors, officers or employees, including without limitation, in any and all interviews, oral statements, written materials, electronically displayed materials and materials or information displayed on internet- or intranet-related sites; provided however, that this paragraph will not apply to the extent the Employee or any agent of the Company or the Bank is making truthful statements when required by law or by order of a court or other legal body having jurisdiction or when responding to any inquiry from any governmental or regulatory agency or from any person to whom the Employee has given the Company or the Bank as a reference.

         13. Remedies for Breach of Employment Contract. Irreparable harm shall be presumed if the Employee breaches any covenant of this Agreement. The faithful observance of all covenants in this Agreement is an essential condition to the Employee's employment, and the Bank, the Company and their subsidiaries are depending upon absolute compliance. Damages would probably be very difficult to ascertain if the Employee breached any covenant in this Agreement. This Agreement is intended to protect the proprietary rights of the Bank, the Company and their subsidiaries in many important ways. In light of these facts, the Employee agrees that any court of competent jurisdiction should immediately enjoin any breach of this Agreement, upon the request of the Bank, the Company, or any of their subsidiaries, and the Employee specifically releases the Bank, the Company, and their subsidiaries, from the requirement to post any bond in connection with a temporary or interlocutory injunctive relief, to the extent permitted by law.

         14. Assignment. This Agreement shall be construed as an agreement for personal services and shall not be subject to assignment by any party without the written consent of all parties.

         15. Stock Options and Rights. In the event of any termination of employment pursuant to Subsection 6(a)(ii), outstanding stock options and stock appreciation rights, and any and all rights under performance stock award plans, restricted stock plans and any other stock option, or incentive stock plans shall become immediately and fully exercisable for a period of sixty (60) days following the last payment required by this Agreement to be made by the Bank or the Company to Employee; provided, however, that no such option or right shall be exercisable after the termination date of such option or right. The provisions of this Section shall be in addition to the Employee's rights granted in connection with such stock options or other rights, and such rights and options shall continue to be exercisable pursuant to their terms and their governing plans.

         16. Governing Law. The law of South Carolina shall govern this Agreement, subject only to any conflicting federal statutes and regulations, as they exist or may be adopted or promulgated from time to time, affecting financial institutions whose accounts are insured by the Federal Deposit Insurance Corporation and their operations; in the event of such conflict, the appropriate federal statutes and regulations shall govern this Agreement.

         17. Arbitration. Unless otherwise provided by the regulations of the Federal Deposit Insurance Corporation or otherwise provided in this Agreement, any dispute or controversy, arising under or in connection with this Agreement shall be settled exclusively by arbitration in Mount Pleasant, South Carolina, by three arbitrators pursuant to the Federal Arbitration Act or the South

Carolina Uniform Arbitration Act, as applicable, in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrators' award in any court having jurisdiction. Notwithstanding the foregoing, the Employee, the Bank, the Company or any of the Company's or the Bank's subsidiaries shall be entitled to seek injunctive relief in any court of competent jurisdiction without initiating an arbitration proceeding. In particular, Employee shall be entitled to seek specific performance of any right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement. Any civil action seeking injunctive relief, challenging an arbitration proceeding or award or otherwise related to this Agreement will be instituted and maintained in the federal or state courts for Charleston County, South Carolina, and the parties hereby consent to the personal jurisdiction of such courts. Each party to any such arbitration or judicial proceeding shall bear its own attorneys' fees, provided, however, that the Bank or the Company shall bear all costs and expenses of the American Arbitration Association and the arbitrators in connection with any arbitration proceeding pursuant to this Section.

         18. Binding Effect. This Agreement and the rights, powers and duties set forth herein shall bind and inure to the benefit of the successors and assigns of the parties hereto.

         19. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the specific matters addressed herein, and supercedes all prior inconsistent agreements, written or oral, with respect to such specific matters.

         20. Waiver. The failure of either party to insist in any one or more instances upon performance of any terms or conditions of this Agreement shall not be construed a waiver of future performance of any such term, covenant or condition, but the obligations of either party with respect thereto shall continue in full force and effect.

         21. Severability. All agreements, provisions and covenants contained herein are severable, and in the event that any one or more of them shall be held to be invalid, illegal or unenforceable in any respect by any court of competent jurisdiction, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected thereby and this Agreement shall be interpreted as if such invalid, illegal or unenforceable agreements, provisions or covenants were not contained herein.

         22. Indemnification. The Bank and the Company shall indemnify the Employee to the extent of the indemnification provided for in any agreement, bylaw or articles of incorporation provision of the Bank or the Company, or any provision of law, rule or regulation, any of which may be applicable to the Employee or generally applicable to other executive officers of the Employee's class or any lesser class.

         23. Payment Obligation. The Bank and the Company recognize that the provisions of this Agreement, including the termination provisions, protecting the Employee's rights to compensation and benefits in the event of a termination hereof, other than Termination for Cause, leave of absence or Disability, are an essential element of the basis of the bargain with the Employee. Accordingly, all amounts payable by the Bank or the Company hereunder shall be paid without notice or demand. The Employee shall not be obligated to seek other employment in mitigation of the amounts payable or arrangements made under any provision of this Agreement; provided, however, that, except in the case of termination for Good Reason covered by Subsection 6(a)(ii)(B), the obtaining of any such other employment shall reduce the Bank's and the Company's obligations to make the payments and provide at its expense the benefits required to be paid and provided under this Agreement by an amount equal to the payments or benefits received from such other employment.

         24. Internal Revenue Code Section 409A. Notwithstanding any other provision of this Agreement, if when the Employee's employment terminates, the Employee is a "specified employee," as defined in section 409A of the IRC, and if any payments or benefits under this Agreement will result in additional tax or interest to the Employee because of section 409A, then despite any provision of this Agreement to the contrary the Employee shall not be entitled to the payments or benefits until the earliest of (x) the date that is at least six months after termination of the Employee's employment for reasons other than the Employee's death, (y) the date of the Employee's death, or (z) any earlier date that does not result in additional tax or interest to the Employee under section

409A. As promptly as possible after the end of the period during which payments or benefits are delayed under this provision, the entire amount of the delayed payments shall be paid to the Employee in a single lump sum. References in this Agreement to section 409A of the Internal Revenue Code of 1986 include rules, regulations, and guidance of general application issued by the Department of the Treasury under IRC section 409A.

         25. Notices. Any notices to be given hereunder by either party to the other may be effected either by personal delivery in writing or by mail, registered or certified postage prepaid, with return receipt requested. Mailed notices shall be addressed to the parties at the addresses appearing herein, but each party may change its address by written notice in accordance with this Section. Notices delivered personally shall be deemed communicated as of actual receipt; mailed notices shall be deemed communicated as of five (5) days after mailing.

TO THE BANK:                            Vice Chairman of the Board of Directors
                                        Southcoast Community Bank
                                        530 Johnnie Dodds Boulevard
                                        Mt. Pleasant, S.C. 29464

TO THE COMPANY:                         Vice Chairman of the Board of Directors
                                        Southcoast Financial Corporation
                                        530 Johnnie Dodds Boulevard
                                        Mt. Pleasant, S.C. 29464

TO THE EMPLOYEE:                        L. Wayne Pearson
                                        Southcoast Community Bank
                                        530 Johnnie Dodds Boulevard
                                        Mt. Pleasant, S.C. 29464

                         [SIGNATURES ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the Bank and the Company have duly executed this Agreement by their duly authorized corporate officers set forth below and the Employee has duly signed and sealed this Agreement as of the day and year first above written.



WITNESSES:                         SOUTHCOAST COMMUNITY BANK


------------------------------     By:------------------------------------------
                                   Its:  Vice Chairman of the Board of Directors

------------------------------
As to the Bank

                                   SOUTHCOAST FINANCIAL CORPORATION

------------------------------     By:------------------------------------------
                                   Its:  Vice Chairman of the Board of Directors

------------------------------
As to the Company



                                                                          (SEAL)
------------------------------     ---------------------------------------------
                                   L. Wayne Pearson

------------------------------
As to the Employee

SCHEDULE A

(1) Life Insurance Benefits: The benefits provided by the Endorsement Split Dollar Agreement by and between Southcoast Financial Corporation and L. Wayne Pearson dated as of August 14, 2008.